                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                          FEDDERS NORTH AMERICA, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Fedders North America, Inc. (the "Company") made pursuant to
the Prospectus, dated           , 2004 (the "Prospectus"), if certificates for
the outstanding 9 7/8% Senior Notes due 2014 (the "Old Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                 U.S. BANK NATIONAL ASSOCIATION, EXCHANGE AGENT

            BY MAIL:                 BY FACSIMILE TRANSMISSION       BY OVERNIGHT COURIER OR HAND:
 U.S. Bank National Association      (for Eligible Institutions      U.S. Bank National Association
   U.S. Bank Corporate Trust                   only):                  U.S. Bank Corporate Trust
             Services                       651-495-8158                        Services
       60 Livingston Ave                                                   60 Livingston Ave
   Attn: Specialized Finance                                           Attn: Specialized Finance
          EP-MN-WS-2N                                                         EP-MN-WS-2N
       St. Paul, MN 55107                                                  St. Paul, MN 55107
                                       CONFIRM BY TELEPHONE:
                                           1-800-934-6802

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


Principal Amount of Old Notes Tendered:*

$
-----------------------------------------------

-----------------------------------------------
Certificate Nos. (if available):
-----------------------------------------------
Total Principal Amount Represented by Original
Notes Certificate(s):


                                         If Old Notes will be delivered by book-entry
                                                  transfer to The Depository Trust Company,
Account Number -------------------------          provide account number.
                                                  Account Number -------------------------
* Must be in denomination of principal amount at maturity of $1,000 and any integral multiple thereof.

$
-----------------------------------------------

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X                                                   --------------------------------------------------
--------------------------------------------------

X
--------------------------------------------------  --------------------------------------------------
 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                          DATE

Area Code and Telephone Number:
------------------------------------------------------------------------------------------------------


     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------




       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
Capacity:
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Address(es):
--------------------------------------------------------------------------------

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         -----------------------------------------------------------------------

                                   GUARANTEE
     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of                                               ---------------------------------------------
Firm: ---------------------------------------------
                                                                    (AUTHORIZED SIGNATURE)

Address: --------------------------------------------- Name: ---------------------------------------------
                                                                    (PLEASE TYPE OR PRINT)

---------------------------------------------         Title: ---------------------------------------------
                                        (ZIP CODE)
Area Code and
Telephone                                             Date: -----------------------------------, 2004
Number: ---------------------------------------------

          NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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